UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________

FORM 8-K

_______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2022

_______________________________________

LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

_______________________________________

Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Newport Center Drive, Suite 300 Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Trenton Schreiner as Chief Accounting Officer and Senior Vice President of Accounting

On June 29, 2022, Trenton Schreiner notified Landsea Homes Corporation (the “Company”) of his decision to resign from his position as the Company’s Chief Accounting Officer and Senior Vice President of Accounting, effective July 11, 2022 to assume a new role as the Company’s Senior Vice President of Divisional Financing.

Appointment of Dilliana Stewart as Chief Accounting Officer and Senior Vice President of Accounting

On June 29, 2022, the Board of Directors of the Company appointed Dilliana Stewart to serve as the Company’s new Chief Accounting Officer and Senior Vice President of Accounting, effective July 11, 2022.

Ms. Stewart, 42, has served as the Vice President of Technical Accounting and Financial Reporting at Invited, Inc. (formerly ClubCorp Holdings, Inc.), a private operator of golf courses, since July 2018. Prior to this, she served as the Senior Director of SEC and Financial Reporting at Green Brick Partners, a publicly traded home builder and land developer, from September 2014 to June 2018. Since August 2017, Ms. Stewart has also served as an Advisor to the Technical Standards Review Committee of the Texas State Board of Public Accountancy. Ms. Stewart is a Certified Public Accountant and received her BA in Accounting from Kansas State University.

The selection of Ms. Stewart to serve as Chief Accounting Officer and Senior Vice President of Accounting was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Ms. Stewart and any other director or executive officer of the Company, or with any person selected to become an officer or a director of the Company, and there are no related party transactions with Ms. Stewart requiring disclosure pursuant to Item 404 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: June 30, 2022	By:	/s/ Franco Tenerelli
Name: Franco Tenerelli
Title: EVP, Chief Legal Officer and Secretary